iShares®

iShares Trust

Supplement dated August 1, 2022 (the “Supplement”) to the Prospectus (the “Prospectus”), each dated December 30, 2021, for the iShares ESG MSCI EM Leaders ETF (LDEM) and the iShares ESG MSCI USA Leaders ETF (SUSL) and the Prospectus dated December 22, 2021 (as revised February 7, 2022), for the iShares Paris-Aligned Climate MSCI USA ETF (PABU) (each, a “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, each Fund’s Prospectus.

Change in “More Information About the Fund”

The following paragraph is added to the Prospectus for LDEM and SUSL at the end of the section entitled “More Information About the Fund” and to the Prospectus for PABU at the end of the subsection entitled “Sustainable Finance Disclosure Regulation and Taxonomy Regulation”:

In addition, for applicable funds, including the Fund, BlackRock intends to comply with SFDR transparency requirements relating to principal adverse sustainability impacts on sustainability factors (“PAIs”) within the timeframe set out in the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters. PAIs may be incorporated into an index methodology in one or more of the following ways: (i) where the index applies ESG exclusionary screens, through certain screens excluding companies whose exposure to certain PAIs exceeds the thresholds specified by the index provider; (ii) where the index uses ESG controversy scores to exclude companies that fall below a minimum score, through such scores taking into consideration certain PAIs; (iii) where the index applies certain climate-related features, through such climate-related features considering climate transition-related PAIs; and (iv) where the index incorporates sustainable investments, through such sustainable investments taking into consideration certain PAIs in the assessment of “do no significant harm” (e.g., use of controversy scores). BlackRock plans to update this Prospectus with additional information regarding the PAIs that it identifies within the Underlying Index of the Fund.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-SFDR-0822

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